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EXHIBIT 24.1

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ E. NEVILLE ISDELL Chairman of the Board, Chief Executive Officer and Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ GARY P. FAYARD Executive Vice President and Chief Financial Officer The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ CONNIE D. MCDANIEL Vice President and Controller The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ HERBERT A. ALLEN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ RONALD W. ALLEN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ CATHLEEN P. BLACK Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ WARREN E. BUFFETT Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ BARRY DILLER Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ DONALD R. KEOUGH Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ MARIA ELENA LAGOMASINO Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ DONALD F. MCHENRY Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, ROBERT L. NARDELLI, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ ROBERT L. NARDELLI Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ SAM NUNN Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, J. PEDRO REINHARD, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ J. PEDRO REINHARD Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ JAMES D. ROBINSON III Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February 2005.

/s/ PETER V. UEBERROTH Director The Coca-Cola Company

POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and Chief Deputy General Counsel of the Company, CYNTHIA P. MCCAGUE, Senior Vice President of the Company, and CAROL C. HAYES, Assistant Vice President of the Company and Deputy Secretary for Board Affairs, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2004, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 2005.

/s/ JAMES B. WILLIAMS Director The Coca-Cola Company

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POWER OF ATTORNEY